EXHIBIT 10.6

                                 PROMISSORY NOTE

$1,400,000                                            Philadelphia, Pennsylvania

                                                               February 23, 1999


             FOR VALUE RECEIVED, NA ACQUISITION CORP., a Pennsylvania corporation ("Borrower"), hereby promises to pay to the order of ARTRA GROUP INCORPORATED (the "Lender"), the principal amount of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000.00) (the "Loan"), in accordance with the payment terms and other provisions of that certain Loan and Security Agreement dated the date hereof by and between the Borrower and the Lender (the "Loan Agreement"). Terms capitalized but not defined herein shall have the meanings given to them respectively in the Loan Agreement.

             This Note is the promissory note referred to in, evidences indebtedness incurred under, and is entitled to the benefits of the Loan Agreement. The Loan Agreement, among other things, contains provisions for the payment of default interest hereunder and for certain security interests granted by the Borrower. Reference is made to the Loan Agreement and the other Loan Documents for a statement of terms and conditions under which the Loan evidenced hereby has been secured.

             Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

             Borrower hereby waives the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

             The construction, interpretation and enforcement of this Note shall be governed by the internal laws of the Commonwealth of Pennsylvania.

             IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.


Witness/Attest:                                      NA ACQUISITION CORP.

By:                                                  By:/s/ Robert D. Kohn
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      Title:                                             Title:  President